                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                                                      P.O. BOX 2185
                                                      FRONT ROYAL, VA 22630
                                                      PHONE: (540) 636-4190
                                                      FAX: (540) 636-3360

                                  NEWS RELEASE
--------------------------------------------------------------------------------

FOR MORE INFORMATION, CONTACT:              Thomas P. Tanis, Jr.
                                            Chief Executive Officer
                                            (540) 636-4190

   SYNDICATED FOOD SERVICE INTERNATIONAL, INC. REPORTS RECONSTITUTED BOARD OF
           DIRECTORS AND EXECUTIVE MANAGEMENT; FINANCIAL RESULTS FOR
                             CALENDAR 2001 AND 2002

FRONT ROYAL, Va., Oct. 14/PRNewswire-FirstCall/ - Syndicated Food Service International, Inc. (Pink Sheets: SYFS - News) today officially announced it has completely reconstituted the members of its Board of Directors and executive management and reported audited financial results for the calendar years ended December 31, 2002 and 2001.

The new members of the Board of Directors are Thomas P. Tanis, Jr., President & Chief Executive Officer, Charles A. Beasley, President of Beasley Food Service, Inc., Ronald W. Johnston, Chairman of the Audit Committee, William D. Breneman, and John F. McCarthy, III, each of which was appointed as a director in calendar year 2002 or during the first quarter of 2003. Mr. Tanis was appointed President and Chief Executive Officer in March 2002 upon the termination of the Company's former Chief Executive Officer, William C. Keeler in March 2002.

Sales for the calendar year ended December 31, 2002 were $20,978,534, up from $506,234 in the year-earlier period. Losses from continuing operations for calendar year 2002 decreased to $1,876,970, compared with $6,457,415 in calendar year 2001. Losses from discontinued operations decreased to $32,810 in calendar 2002, compared with $421,169 in calendar 2001. Total Net Loss for calendar year 2002 decreased to $1,909,780, compared with $6,878,584 in calendar year 2001. Net loss per share for calendar year 2002 decreased to $0.17 per share calculated on 11,058,262 weighted average of common shares as of December 31, 2002, compared with net losses of $0.86 per share for calendar year 2001 calculated on 7,961,171 weighted average of common shares as of December 31, 2001.

Sales for the calendar year ended December 31, 2000 were $347,401. Losses from continuing operations for the year were $1,320,964. Losses from discontinued operation for the year were $1,040,168. Total Net Loss in calendar 2000 was $2,361,132. Net loss per share for calendar 2000 was $0.32 per share calculated on 7,285,164 weighted average of common shares as of December 31, 2000.

Thomas P. Tanis, Jr., president and chief executive officer, commented, "strategically, with the disarray of the corporate affairs inherited by our current management and Board, the effort expended to complete our audit and governmental filings has been significant. I applaud the current team's commitment and perseverance. The mission is to work towards enhancing shareholder value through ethical and prudent business decisions." Mr. Tanis further commented: "operationally, the increase in 2002 sales was due to the December 31, 2001 acquisition of Beasley Food Service, Inc., and its related companies. The increase in 2001 losses was due to the discontinuation of the Company's historic restaurant and catering operations, expense associated with the acquisition and subsequent termination of certain activities in the Company food processing segment, and costs associated with the significant litigation filed against the Company." Mr. Tanis further stated, "With the positive financial results of our Beasley companies through the past two years, coupled with the reduction of corporate overhead and settlement of most of the outstanding litigation, the Company will soon have most of its non-reoccurring legal and accounting cost associated with the restructuring of the Company behind it. As this occurs, the Company it will be in the position to begin expansion through growth of our Beasley companies and the prospective acquisition of other similar businesses."

Through its Beasley Food Service subsidiary, Syndicated markets and distributes more than 3,700 national and private label food and food-related products to approximately 1,200 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions in its principal markets of Indiana and Kentucky.

Certain statements made here are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management's estimates: actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions; the relatively low margins and economic sensitivity of the foodservice business; the Company's reliance on major customers; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company's ability to successfully develop and market new products; management of the Company's planned growth; and the effect of the Company's identification of certain accounting errors on its anticipated results of operations, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission. For a discussion of additional factors that could cause actual results to differ from those described in the forward-looking statements, see the Company's Annual Report on Form 10KSB for the fiscal years ended December 31, 2002 and December 31, 2001 as filed with the Securities and Exchange Commission.

Comparative financial data for fiscal years ended 2002, 2001 and 2000 are summarized below.

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                              FINANCIAL HIGHLIGHTS


                                                                             12 MONTHS ENDED
                                                        DECEMBER 31, 2002   DECEMBER 31, 2001     DECEMBER 31, 2000
                                                        -----------------   -----------------     -----------------
Net sales                                                  $20,978,534          $   506,234          $   304,347
Net loss from continuing operations                        $ 1,876,970          $ 6,457,415          $ 1,320,964
Net loss from discontinued operations                      $    32,810          $   421,169          $ 1,040,168
Net loss                                                   $ 1,909,780          $ 6,878,584          $ 2,361,132
                                                           -----------          -----------          -----------
Net loss from continuing operations per share:             $      0.17          $      0.81          $      0.18
Net loss from discontinued operations per share            $      0.00          $      0.05          $      0.14
Net loss per share                                         $      0.17          $      0.86          $      0.32
                                                           -----------          -----------          -----------
Weighted average of common shares Basic and fully           11,058,262            7,961,171            7,285,164
diluted

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
           DECEMBER 31, 2002, DECEMBER 31, 2001, AND DECEMBER 31, 2000


                                     ASSETS

                                                              December 31,         December 31,         December 31,
                                                                  2002                 2001                 2000
                                                              ------------         ------------         ------------
CURRENT ASSETS
 Cash                                                         $     43,939         $    656,003         $     87,799
 Restricted cash                                                        --              700,000                   --
 Accounts receivable (net of allowance for bad debt of
  $158,984, $7,667 and $941)                                     1,520,635            1,742,810               70,152
 Prepaid expenses                                                   32,996               33,779               41,548
 Investment in marketable securities                                    --                  301              266,402
 Inventory                                                       1,071,059            1,069,189               67,141
 Other current assets                                               20,375               20,579                   --
 Assets of discontinued operations                                      --               31,021              785,994
                                                              ------------         ------------         ------------
         Total Current Assets                                    2,689,004            4,253,682            1,319,036

PROPERTY AND EQUIPMENT, NET                                      4,182,134              719,566            1,178,658

 Goodwill                                                        1,536,784            1,536,784                   --
 Other intangible assets, net                                      520,000              650,000                   --
 Assets held for sale                                              115,000              400,000                   --
 Other assets                                                      258,815                8,990               20,548
                                                              ------------         ------------         ------------

TOTAL ASSETS                                                  $  9,301,737         $  7,569,022         $  2,518,242
------------                                                  ============         ============         ============

                                    LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES
 Bank overdrafts                                              $         --         $    370,116         $     75,460
 Accounts payable and accrued expenses                           1,999,093            1,259,340              673,621
 Accrued interest payable                                          109,746               69,114               71,838
 Convertible debentures - related party                                 --                   --              750,000
 Advances payable                                                  286,000              110,659              111,500
 Reserve for contingent losses                                   1,052,709            1,556,271                   --
 Deferred taxes                                                     68,000                   --                   --
 Capital leases payable (current portion)                           55,063               23,049               45,696
 Notes payable - related parties (current portion)               3,166,600                   --              268,792
 Notes payable (current portion)                                   191,351              567,444               74,086
 Liabilities of discontinued operations                            505,267              380,673              866,452
                                                              ------------         ------------         ------------
         Total Current Liabilities                               7,433,829            4,336,666            2,907,445
                                                              ------------         ------------         ------------

LONG-TERM DEBT
 Capital leases payable (non-current portion)                           --               32,014              133,584
 Notes payable - related parties (non-current portion)           1,033,210            3,266,420              481,208
 Notes payable (non-current portion)                             2,498,277              121,054              120,188
                                                              ------------         ------------         ------------

TOTAL LIABILITIES                                               10,965,316            7,756,154            3,642,425
                                                              ------------         ------------         ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIENCY
 Common stock, $.001 par value, 100,000,000
  shares authorized, 11,058,262, 11,058,262
  and 7,245,000 shares issued and  outstanding,
  respectively                                                      11,058               11,058                7,245
 Additional paid-in capital                                     11,861,388           11,761,388            3,584,026
 Accumulated deficit                                           (13,469,358)         (11,559,578)          (4,715,454)
 Deferred debt offering costs                                      (66,667)            (400,000)                  --
                                                              ------------         ------------         ------------
         Total Shareholders' Deficiency                         (1,663,579)            (187,132)          (1,124,183)
                                                              ------------         ------------         ------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY                $  9,301,737         $  7,569,022         $  2,518,242
----------------------------------------------

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
           DECEMBER 31, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


                                                              December 31, 2002        December 31, 2001        December 31, 2000
                                                              -----------------        -----------------        -----------------
REVENUES
 Food and beverage sales                                         $ 20,802,900             $    431,134             $    315,633
 Other revenues                                                       175,634                   75,100                   31,768
                                                                 ------------             ------------             ------------
    Total Revenues                                                 20,978,534                  506,234                  347,401
                                                                 ------------             ------------             ------------

COST OF GOODS SOLD                                                 16,221,293                  335,266                  304,347
                                                                 ------------             ------------             ------------

GROSS PROFIT                                                        4,757,241                  170,968                   43,054
                                                                 ------------             ------------             ------------

OPERATING EXPENSES
 Selling, general and administrative expenses                       5,754,911                2,524,709                1,405,561
 Impairment of fixed assets                                                --                  682,232                  277,557
 Loss on failed asset purchase                                             --                1,617,324                       --
                                                                 ------------             ------------             ------------
    Total Operating Expenses                                        5,754,911                4,824,265                1,683,118
                                                                 ------------             ------------             ------------

LOSS FROM OPERATIONS                                                 (997,670)              (4,653,297)              (1,640,064)
                                                                 ------------             ------------             ------------

OTHER INCOME (EXPENSE)
  Gain on short-term investments                                           --                  111,493                  917,518
  Gain on settlements of capital leases                                    --                   39,666                       --
  Other income (expense)                                               25,057                   32,905                   22,980
  Gain (loss) on disposal of property and equipment                    31,550                  (17,183)                 (90,234)
  Reserve for contingent losses                                            --               (1,556,271)                      --
  Interest expense                                                   (867,907)                (414,728)                (531,164)
                                                                 ------------             ------------             ------------
    Total Other Income (Expense)                                     (811,300)              (1,804,118)                 319,100
                                                                 ------------             ------------             ------------

LOSS BEFORE TAX PROVISION                                          (1,808,970)              (6,457,415)              (1,320,964)

INCOME TAX PROVISION                                                   68,000                       --                       --
                                                                 ------------             ------------             ------------

LOSS FROM CONTINUING OPERATIONS                                    (1,876,970)              (6,457,415)              (1,320,964)
                                                                 ------------             ------------             ------------

Loss from discontinued operations, net of taxes                       (32,810)                (421,169)              (1,040,168)
                                                                 ------------             ------------             ------------

NET LOSS                                                         $ (1,909,780)            $ (6,878,584)            $ (2,361,132)
                                                                 ============             ============             ============

Net loss per common share:
 Basic and fully diluted from continuing operations              $      (0.17)            $      (0.81)            $      (0.18)
 Basic and fully diluted from discontinued operations                   (0.00)                   (0.05)                   (0.14)
                                                                 ------------             ------------             ------------
 Basic and fully diluted loss per share                          $      (0.17)            $      (0.86)            $      (0.32)
                                                                 ============             ============             ============

Weighted average of common shares:
 Basic and fully diluted                                           11,058,262                7,961,171                7,285,164
                                                                 ============             ============             ============

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

      DECEMBER 31, 2002 COMPARED TO DECEMBER 31, 2001 AND DECEMBER 31, 2000
                                  TWELVE MONTHS
                               SEGMENT DISCLOSURE

                                                          12/31/02         12/31/01         12/31/00
                                                        ------------     ------------     ------------
Gross Sales
   Restaurants                                          $         --     $         --     $         --
   Food service                                           19,844,716          126,224               --
   Food processing                                           914,784          344,462          347,401
   Corporate                                                 219,034           35,548               --
                                                        ------------     ------------     ------------
Total gross sales                                       $ 20,978,534     $    506,234     $    347,401
                                                        ============     ============     ============

Gross Profit
   Restaurants                                          $         --     $         --     $         --
   Food service                                            4,328,473           20,677               --
   Food processing                                           209,734          114,743           43,054
  Corporate                                                  219,034           35,548               --
                                                        ------------     ------------     ------------
Total gross profit                                      $  4,757,241     $    170,968     $     43,054
                                                        ============     ============     ============

Income (loss) from operations
   Restaurants                                          $         --     $         --     $         --
   Food service                                              232,992         (677,996)              --
   Food processing                                          (201,277)      (1,805,032)        (690,366)
   Corporate                                              (1,029,385)      (2,170,269)        (949,698)
                                                        ------------     ------------     ------------
Total loss from operations                              $   (997,670)    $ (4,653,297)    $ (1,640,064)
                                                        ============     ============     ============



Total Assets
   Restaurants                                          $         --     $     31,021     $    785,993
   Food service                                            3,212,405        4,100,251               --
   Food processing                                           186,047          171,219          644,859
   Corporate                                               5,903,285        3,266,531        1,087,390
                                                        ------------     ------------     ------------
Total assets                                            $  9,301,737     $  7,569,022     $  2,518,242
                                                        ============     ============     ============

Depreciation & Amortization
   Restaurants                                          $         --     $         --     $         --
   Food service                                               93,746           85,726               --
   Food processing                                             4,914           19,700           90,982
   Corporate                                                 211,367           43,632           37,820
                                                        ------------     ------------     ------------
Total                                                   $    310,027     $    149,058     $    128,802
                                                        ============     ============     ============

Interest
   Restaurants                                          $         --     $         --     $         --
   Food service                                                   --            8,334               --
   Food processing                                                --            1,139           19,514
   Corporate                                                 867,907          405,255          511,650
                                                        ------------     ------------     ------------
Total                                                   $    867,907     $    414,728     $    531,164
                                                        ============     ============     ============


                                     - END -